Exhibit 10.4

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of August 11, 2023 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Agreement"), is made by and among HFactor, Inc., a Georgia corporation, and its subsidiaries HyEdge, Inc., a Delaware corporation, and HyEdge IP Co, a Delaware corporation (collectively hereinafter the "Grantor"), in favor of Concorde Consulting Corp., a Delaware corporation (the "Secured Party").

WHEREAS, on the date hereof, the Grantor has entered into a Secured Promissory Note (as amended, supplemented or otherwise modified from time to time, the "Note"), with the Secured Party, pursuant to which the Secured Party, subject to the terms and conditions contained therein, is to make loans to the Grantor; and

WHEREAS, under the terms of this Agreement, the Grantor desires to grant to the Secured Party a security interest in the Collateral, as defined herein, to secure any and all Secured Obligations, as defined herein.

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS.

(a) All capitalized terms used herein without definitions shall have the respective meanings set forth in the Note. Unless otherwise defined herein, terms used herein that are defined in the UCC (as defined below) shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(b) For purposes of this Agreement, the following terms shall have the following meanings:

"Agreement" has the meaning set forth in the preamble.

"Bank" is the financial institution identified in Schedule A.

"Collateral" has the meaning set forth in Section 2.

“Equipment” means all tools, devices, machinery, and tangible property that is not land or buildings used in the production of HFactor Products (as defined in the Note).

“Escrow Account” means the interest on lawyers trust account of the Escrow Agent, attached hereto and incorporated herein as Schedule A, where the proceeds from the Loan will be held.

“Escrow Agent” means the law firm of JDT Legal.

"Grantor" has the meaning set forth in the preamble.

“Intellectual Property” means all utility patents, design patents, trademarks, and copyrights related to Grantor’s manufacture, development, or production of HFactor Products, whether owned by or assigned to Grantor.

“Inventory” means, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Grantor’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

"Note" has the meaning set forth in the recitals.

"Permitted Liens" has the meaning set forth in Section 6.

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"Secured Obligations" has the meaning set forth in Section 3.

"Secured Party" has the meaning set forth in the preamble.

"UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2. GRANT OF SECURITY INTEREST. For value received, the Grantor hereby grants to the Secured Party, to secure the payment and performance in full of all of the Secured Obligations, a security interest in and pledges and assigns to the Secured Party the following properties, assets and rights of the Grantor, wherever located, whether the Grantor now has or hereafter acquires an ownership or other interest or power to transfer, and all products and proceeds thereof, and all books and records relating thereto (all of the same being hereinafter called the "Collateral"): all of the Grantor's right, title, and interest in, to and under Grantor’s Equipment, Intellectual Property, and Inventory.

3. SECURED OBLIGATIONS. This Agreement secures the prompt and full performance and payment of all of the indebtedness, obligations, liabilities, and undertakings of the Grantor to the Secured Party, of any kind or description, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, voluntary or involuntary, now existing or hereafter arising (including, all fees (including attorneys' fees), costs, and expenses that the Grantor is hereby or otherwise required to pay and perform pursuant to the Note, this Agreement, or any other Loan Document, by law or otherwise accruing before and after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Grantor, whether or not a claim for post-petition interest, fees or expenses is allowed in such proceeding), irrespective of whether for the payment of money, under or in respect of the Note, this Agreement, or any other Loan Document, including instruments or agreements executed and delivered pursuant thereto or in connection therewith (the "Secured Obligations").

4. PERFECTION OF SECURITY INTEREST. Immediately upon execution of this Agreement, the Grantor shall, pursuant to an agreement among the Grantor, the Secured Party and the Bank, in form and substance satisfactory to the Secured Party, cause the Bank to agree to comply without further consent of the Grantor, at any time with instructions from the Secured Party directing the disposition of funds from time to time credited to the Deposit Account. The Secured Party shall not give any such instructions or withhold any withdrawal rights from the Grantor, unless an Event of Default has occurred and is continuing, or, if effect were given to any withdrawal not otherwise permitted by the Loan Documents, would occur. The Secured Party in its discretion may take any steps necessary or appropriate to perfect, reperfect, or continue in effect the perfection and priority of the security interest granted herein.

5. TRANSFER OF COLLATERAL. The Grantor shall not sell, offer to sell, assign, lease, license, or otherwise transfer, or grant, create, permit, or suffer to exist any option, security interest, lien, or other encumbrance in, any part of the Collateral without the prior written consent of the Secured Party.

6. GRANTOR REPRESENTATIONS AND WARRANTIES. The Grantor hereby represents, warrants, and covenants that: (a) the Grantor owns or has good and marketable title to the Collateral and no other person or organization can make any claim of ownership of any kind on the Collateral; (b) the Grantor has the full power, authority and legal right to grant the security interest in the Collateral; (c) the Collateral is free from any and all claims, encumbrances, rights of setoff or any other lien of any kind except for the security interest in favor of the Secured Party created by this Agreement and the Bank in the ordinary course of business ("Permitted Liens"); (d) this Agreement creates in favor of the Secured Party a valid security interest in the Collateral, securing payment of the Secured Obligations, and such security interest is first priority (subject to Permitted Liens). The Grantor will defend the Collateral against all claims and demands made by all persons claiming either the Collateral or any interest in it.

7. GRANTOR COVENANTS. The Grantor shall: (a) keep the Collateral free from any other lien or security interest at all times; (b) timely pay all taxes, judgments, levies, fees, or charges of any kind levied or assessed on the Collateral or incurred in connection with this Agreement; (c) promptly advise the Secured Party of any event or circumstance that can reasonably be expected to have a material adverse effect on the Collateral; (d) not close or permit the Deposit Account to be closed without the prior written consent of the Secured Party; and (e) not cause or allow any modification, alteration or cancellation of the terms or agreements controlling the Deposit Account to occur without the prior written consent of the Secured Party.

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8. FURTHER ASSURANCES. The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may request (including, without limitation, executing and delivering any deposit account control agreements), in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

9. REMEDIES. If an Event of Default shall have occurred and be continuing, at the option of the Secured Party, any and all Secured Obligations shall become immediately due and payable without presentment or demand or any notice to the Grantor or any other person obligated thereon, and the Secured Party, without any other notice to or demand upon the Grantor, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC and other applicable law, including, without limitation, the right to exercise control of the Deposit Account and the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral.

10. SECURED PARTY RIGHTS. Any and all rights of the Secured Party provided by this Agreement are in addition to any and all rights available to the Secured Party by law, and shall be cumulative and may be exercised simultaneously. No delay, omission, or failure on the part of the Secured Party to exercise or enforce any of its rights or remedies, either granted under this Agreement or by law, shall constitute an estoppel or waiver of such right or remedy or any other right or remedy. Any and all rights of the Secured Party provided by this Agreement shall inure to the benefit of its successors and assigns.

11. SEVERABILITY AND MODIFICATION. If any of the provisions in this Agreement is determined to be invalid, illegal, or unenforceable, such determination shall not affect the validity, legality, or enforceability of the other provisions in this Agreement. No waiver, modification or amendment of, or any other change to, this Agreement will be effective unless done so in a separate writing signed by the Secured Party.

12. NOTICES. Any notice or other communication required or permitted to be given under this Agreement shall be given and shall become effective in accordance with the Note.

13. ENTIRE AGREEMENT. This Agreement (including all documents referred to herein) represents the entire agreement between the Grantor and the Secured Party, and supersedes all previous understandings and agreements between the Grantor and the Secured Party, whether oral or written, regarding the subject matter hereof.

14. JURISDICTION. This Agreement will be interpreted and construed according to the laws of the State of New York, including, but not limited to, the UCC, without regard to choice-of-law rules in any jurisdiction.

IN WITNESS WHEREOF, the undersigned Grantor and Secured Party have executed this Security Agreement as of the date first above written.

GRANTOR

By:______________________ (Signature)
Name: Mike Lee Title: COO
SECURED PARTY

By:______________________ (Signature)
Name: Adam Linder Title: President

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Schedule A

Escrow Account

Bank Name:

Bank Address:

Bank Account No:

Bank ABA/Routing No:

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